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                                                                    EXHIBIT 10.1



                               ADOPTION AGREEMENT
                             DREYFUS NONSTANDARDIZED
                     PROTOTYPE PROFIT SHARING PLAN AND TRUST

                                PLAN NUMBER 01002
                           IRS SERIAL NUMBER D362552A

The Employer named in Section I.A. below hereby establishes or restates a Profit Sharing Plan ("Plan") and Trust, consisting of such sums as shall be paid to the Trustee(s) under the Plan, the investments thereof and earnings thereon. The terms of the Plan and Trust are set forth in this Adoption Agreement and the applicable provisions of the Dreyfus Prototype Defined Contribution Plan, Basic Plan Document No. 01, and the Dreyfus Trust Agreement, both as amended from time to time, which are hereby adopted and incorporated herein by reference.


I.    BASIC PROVISIONS

      A.    Employer's Name:        BENCHMARK ELECTRONICS, INC.

            Address:                3000 TECHNOLOGY DRIVE
                                    ANGLETON, TX 77515
                                    (979) 849-6550

      B.    Employer is a (X) corporation; ( ) S Corporation;
            ( ) partnership; ( ) sole proprietor;
            ( ) other: [....]

      C.    Employer's Tax ID Number:     74-2211011

      D.    Employer's fiscal year: JANUARY 1 TO DECEMBER 31

      E.    Plan Name:  BENCHMARK ELECTRONICS, INC. 401(K) EMPLOYEE SAVINGS PLAN

      F.    If this is a new Plan, the Effective Date of the Plan is:  N/A


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            If this is an amendment and restatement of an existing Plan, enter the original Effective Date: JANUARY 1, 1990. The effective date of this amended Plan is: DECEMBER 31, 2000. THIS PLAN ALSO CONSTITUTES AN AMENDMENT AND RESTATEMENT OF THE $AVEX SAVINGS PLAN, WHICH WAS ORIGINALLY EFFECTIVE JUNE 1, 1988, AND WHICH HAS BEEN MERGED INTO THIS PLAN AS OF DECEMBER 31, 2000.

      G.    The Trustee shall be:

            ( ) The Dreyfus Trust Company

            ( ) Other:  (Name)      BOSTON SAFE DEPOSIT AND TRUST COMPANY
                        (Address)   1 BOSTON PLACE
                                    BOSTON, MA 02108-4402
                        (Phone #)   (617) 722-7000

      H.    The first Plan Year shall be [....] through [....]. Thereafter, the
            Plan Year shall mean the 12-consecutive-month period commencing on DECEMBER 31 and ending on DECEMBER 30.

      I. Service with the following predecessor employer(s): ELECTRONICS ACQUISITIONS, INC., EMD ASSOCIATES, INC. AND AVEX ELECTRONICS, INC.

            shall be credited for purposes of: [X] eligibility; [X] vesting.

            Note: Such Service must be credited if the adopting Employer maintains the plan of the predecessor employer.

      J. The following employer(s) aggregated with the Employer under Sections 414(b), (c), (m) or (o) of the Internal Revenue Code ("Code") shall be Participating Employers in the Plan: BENCHMARK ELECTRONICS CORP. AND BENCHMARK ELECTRONICS HUNTSVILLE, INC.

      K. Are all employers aggregated with the Employer under Sections 414(b), (c), (m) or (o) of the Code participating in this Plan?

                        (X) Yes      ( ) No



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II.   HOURS OF SERVICE

      A. For Eligibility Purposes.

      Hours of Service under the Plan will be determined for all Employees on the basis of the method selected below:

      (X) On the basis of actual hours for which an Employee is paid or entitled to payment.

      ( )   On the basis of days worked. An Employee will be credited with ten
            (10) Hours of Service for any day such Employee would be credited with at least one (1) Hour of Service during the day under the Plan.

      ( ) On the basis of weeks worked. An Employee will be credited with forty-five (45) Hours of Service for any week such Employee would be credited with at least one (1) Hour of Service during the week under the Plan.

      ( ) On the basis of semi-monthly payroll periods. An Employee will be credited with ninety-five (95) Hours of Service for any semi-monthly payroll period such Employee would be credited with at least one (1) Hour of Service under the Plan.

      ( ) On the basis of months worked. An Employee will be credited with one hundred ninety (190) Hours of Service for any month such Employee would be credited with at least one (1) Hour of Service under the Plan.

      ( ) On the basis of elapsed time.

      B. For Vesting Purposes.

      Hours of Service under the Plan will be determined for all Employees on the basis of the method selected below:

      (X) On the basis of actual hours for which an Employee is paid or entitled to payment.


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      ( )   On the basis of days worked. An Employee will be credited with ten
            (10) Hours of Service for any day such Employee would be credited with at least one (1) Hour of Service during the day under the Plan.

      ( ) On the basis of weeks worked. An Employee will be credited with forty-five (45) Hours of Service for any week such Employee would be credited with at least one (1) Hour of Service during the week under the Plan.

      ( ) On the basis of semi-monthly payroll periods. An Employee will be credited with ninety-five (95) Hours of Service for any semi-monthly payroll period such Employee would be credited with at least one (1) Hour of Service under the Plan.

      ( ) On the basis of months worked. An Employee will be credited with one hundred ninety (190) Hours of Service for any month such Employee would be credited with at least one (1) Hour of Service under the Plan.

      ( )   On the basis of elapsed time.


III.  ELIGIBLE EMPLOYEES

      All Employees shall be Eligible Employees, except:

      (X) Employees included in a unit of Employees covered by a collective bargaining agreement between the Employer and employee representatives, if retirement benefits were the subject of good faith bargaining. For this purpose, the term "employee representatives" does not include any organization more than half of whose members are Employees who are owners, officers, or executives of the Employer.

      (X) Employees who are nonresident aliens and who receive no earned income from the Employer which constitutes income from sources within the United States.

      (X)   Employees included in the following classification(s):

                  (A) INDEPENDENT CONTRACTORS, DEFINED AS INDIVIDUALS WHO PERFORM SERVICES FOR THE EMPLOYER BUT WHO ARE NOT EMPLOYEES.


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                  SUCH INDIVIDUALS SHALL BE EXCLUDED EVEN IF A COURT OR
                  ADMINISTRATIVE AGENCY DETERMINES THAT SUCH INDIVIDUALS WHO HAVE BEEN TREATED AS INDEPENDENT CONTRACTORS ARE COMMON LAW EMPLOYEES AND NOT INDEPENDENT CONTRACTORS.

                  (B) SEASONAL EMPLOYEES, DEFINED AS EMPLOYEES HIRED BY THE EMPLOYER WHOSE EMPLOYMENT (DURING PEAK PERIODS SUCH AS SUMMER OR HOLIDAYS) IS EXPECTED TO BE LESS THAN FIVE (5) MONTHS PER YEAR.

                  (C) INTERNS AND CO-OPS, DEFINED AS EMPLOYEES WHO ARE ENROLLED IN A SECONDARY OR POST-SECONDARY EDUCATIONAL INSTITUTION AND WHOSE EMPLOYMENT IS IN CONNECTION WITH AN APPROVED COURSE OF STUDY.

      ( ) Employees of the following employers aggregated with the Employer under Sections 414(b), (c), (m) or (o) of the Code:

      (X) Individuals required to be considered Employees under Section 414(n) of the Code.

      ( ) Employees who, subject to determination by the Committee that such election will not affect the plan's qualification, make a one-time irrevocable election not to participate in the Plan for purposes of the following:

            [ ]   Employer Discretionary Contributions.

            [ ] Elective Deferrals/Thrift Contributions/Combined Contributions.

      Note: The term Employee includes all employees of the Employer and any employer required to be aggregated with the Employer under Sections 414(b), (c), (m) or (o) of the Code, and individuals considered employees of any such employer under Section 414(n) or (o) of the Code.

IV.   AGE AND SERVICE REQUIREMENTS

      Each Eligible Employee shall become a Participant on the Entry Date coincident with or following completion of the following requirements:

      Age:        (X)   No age requirement.



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                  ( )   The attainment of age [....] (not to exceed age 21).

      Service:    ( )    No service requirement.

                  (X) For Employer Discretionary Contributions AND MATCHING CONTRIBUTIONS only -- The completion of [1] (not to exceed 1 unless 100% immediate vesting is elected, in which case, may not exceed 2) Eligibility Years of Service. If the Eligibility Years of Service is or includes a fractional year, an Employee shall not be required to complete any specific number of Hours of Service to receive credit for such fractional year.

                  If more than 1 Eligibility Year of Service is required, Participants must be 100% immediately vested.

                  (X) For all other contributions -- The completion of [0] (not to exceed 1) Eligibility Year of Service.

                                    AND

      Effective
      Date:       ( )   Each Eligible Employee who is employed on the Effective
                        Date shall become a Participant on the Effective Date.
                        Each Eligible Employee employed after the Effective Date shall become a Participant on the Entry Date coincident with or following completion of the age and service requirements specified above.

                  (X) Each Eligible Employee who is employed on the effective date of this amended plan shall become a Participant as of such date. Each Eligible Employee employed after the effective date shall become a Participant on the entry date coincident with or following completion of the age and service requirements specified above.


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V.    ELIGIBILITY YEARS OF SERVICE

      A. For Employer Discretionary AND MATCHING Contributions, in order to be credited with an Eligibility Year of Service, an Employee shall complete [1000] (not to exceed 1,000) Hours of Service.

            Note: Not applicable if elapsed time method of crediting service for eligibility purposes is elected.

      B. For all other contributions, in order to be credited with an Eligibility Year of Service, an Employee shall complete [N/A] (not to exceed 1,000) Hours of Service.

            Note: Not applicable if elapsed time method of crediting service for eligibility purposes is elected.

            Note: In the case of an Employee in the Maritime Industry, for purposes of Eligibility Years of Service, refer to Section 1.24 of the Plan.


VI.   ENTRY DATE

      The Entry Date shall mean:

      ( )   For the first Plan Year only, the initial Entry Date shall
            BE                      ;
               --------------------

      thereafter:

      ( ) Annual Entry. The first day of the Plan Year. [Note: If Annual] Entry is selected, the age and service requirements cannot exceed 20 1/2 and 1/2 Eligibility Year of Service.]

      ( ) Dual Entry. The first day of the Plan Year and the first day of the seventh month of the Plan Year.

      ( ) Quarterly Entry. The first day of the Plan Year and the first day of the fourth, seventh and tenth months of the Plan Year.

      ( ) Monthly Entry. The first day of the Plan Year and the first day of each following month of the Plan Year.


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      (X)   Other: IMMEDIATE ENTRY UPON COMPLETION OF THE APPLICABLE SERVICE
            REQUIREMENTS. (Note: Eligible Employees must commence participation no later than the earlier of: a) the beginning of the Plan Year after meeting the age and service requirements, or b) 6 months after the date the Employee meets the age and service requirements).


VII.  COMPENSATION

      A. Except for purposes of "annual additions" testing under Section 415 of the Code, Compensation shall mean all of each Participant's:

      (X) Information required to be reported under Sections 6041, 6051, and 6052 of the Code. (Wages, tips and other compensation box on Form W-2) Compensation is defined as wages as defined in Section 3401(a) and all other payments of compensation to the Employee by the Employer (in the course of the Employer's trade or business) for which the Employer is required to furnish the Employee a written statement under Sections 6041(d) and 6051(a)(3) of the Code. Compensation must be determined without regard to any rules under
            Section 3401(a) that limit the remuneration included in wages based on the nature or location of the employment or services performed (such as the exception for agricultural labor in Section 3401(a)(2) of the Code). This definition of Compensation shall exclude amounts paid or reimbursed by the Employer for moving expenses incurred by an Employee, but only to the extent that at the time of the payment it is reasonable to believe that these amounts are deductible by the Employee under Section 217 of the Code.

      ( ) Section 3401(a) wages. Compensation is defined as wages within the meaning of Section 3401(a) of the Code for purposes of income tax withholding at the source but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Section 3401(a)(2) of the Code).

      ( ) Section 415 safe-harbor compensation. Compensation is defined as wages, salaries, and fees for professional services and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the


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            Employer to the extent that the amounts are includible in gross income (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, and reimbursements or other expense allowances under a nonaccountable plan (as described in Section 1.62-2(c)), and excluding the following:

            (a) Employer contributions to a plan of deferred compensation which are not includible in the Employee's gross income for the taxable year in which contributed, or Employer contributions under a simplified employee pension plan described in Section 408(k), or any distributions from a plan of deferred compensation regardless of whether such amounts are includible in the gross income of the Employee;

            (b) Amounts realized from the exercise of a nonqualified stock option, or when restricted stock (or property) held by the Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

            (c) Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and

            (d) Other amounts which receive special tax benefits, such as premiums for group-term life insurance (but only to the extent that the premiums are not includible in the gross income of the Employee), or contributions made by the Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity contract described in Section 403(b) of the Code (whether or not the contributions are actually excludable from the gross income of the Employee).

      which is actually paid to the Participant during the following applicable period:

            (  )  the portion of the Plan Year in which the Employee is a
                  Participant in the Plan.

            (X)   the Plan Year.

            ( )   the calendar year ending with or within the Plan Year.


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      (X)   Compensation shall be reduced by all of the following items (even if includible in gross income): reimbursements or other expense allowances, fringe benefits (cash and noncash), moving expenses, deferred compensation and welfare benefits.

      Compensation (X) shall; ( ) shall not include Employer contributions made pursuant to a salary reduction agreement with an Employee which are not includible in the gross income of the Employee by reason of Sections 125, 402(e)(3), 402(h)(1)(B) or 403(b) of the Code.

      If the Employer's contributions to the Plan are not allocated on an integrated basis, the following may be excluded from the definition of Compensation selected above for any year in which the Plan is not Top
      Heavy:

            ( )   bonuses

            ( )   overtime

            ( )   commissions

            ( )   amounts in excess of $ [....]

            (X)   SEVERANCE

      For any Self-Employed Individual covered under the Plan, Compensation means Earned Income.

      B. For purposes of "annual additions" testing under Section 415 of the Code, Compensation for any Limitation Year shall mean all of each
            Participant's:

      (X) Information required to be reported under Sections 6041, 6051 and 6052 of the Code. (Wages, tips and other compensation box on Form W-2) Compensation is defined as wages as defined in Section 3401(a) and all other payments of compensation to the Employee by the Employer (in the course of the Employer's trade or business) for which the Employer is required to furnish the Employee a written statement under Sections 6041(d) and 6051(a)(3) of the Code. Compensation must be determined without regard to any rules under
            Section 3401(a) that limit the remuneration included in wages based on the nature or location of the employment or services performed (such as the exception for agricultural labor in Section 3401(a)(2) of the Code). This definition of Compensation shall exclude amounts paid or reimbursed by the Employer for moving expenses incurred by an Employee, but only to the extent that at the time of the payment it is reasonable to believe that these amounts are deductible by the Employee under
            Section 217 of the Code.

      ( ) Section 3401(a) wages. Compensation is defined as wages within the meaning of Section 3401(a) of the Code for purposes of income tax withholding at the source but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Section 3401(a)(2) of the Code).

      ( ) Section 415 safe-harbor compensation. Compensation is defined as wages, salaries, and fees for professional services and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Employer to the extent that the amounts are includible in gross income (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, and reimbursements or other expense allowances under a nonaccountable plan (as described in Section 1.62-2(c)), and excluding the following:

            (a) Employer contributions to a plan of deferred compensation which are not includible in the Employee's gross income for the taxable year in which contributed, or Employer contributions under a simplified employee pension plan described in Section 408(k), or any distributions from a plan of deferred compensation regardless of whether such amounts are includible in the gross income of the Employee;

            (b) Amounts realized from the exercise of a nonqualified stock option, or when restricted stock (or property) held by the Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

            (c) Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and


                                       11
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            (d)   Other amounts which receive special tax benefits, such as
                  premiums for group-term life insurance (but only to the extent that the premiums are not includible in the gross income of the Employee), or contributions made by the Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity contract described in Section 403(b) of the Code (whether or not the contributions are actually excludable from the gross income of the Employee).

      which is actually paid or includible in gross income during such Limitation Year.

      For any Self-Employed Individual covered under the Plan, Compensation means Earned Income.


VIII. LIMITATION YEAR

      Limitation Year shall mean the twelve (12) consecutive-month period:

      (X) Identical to the Plan Year.

      ( ) Identical to the Employer's fiscal year ending with or within the Plan Year of reference.

      ( ) As fixed by a resolution of the Board of Directors of the Employer, or the Employer if no Board of Directors exists.


IX.   NORMAL RETIREMENT AGE

      Normal Retirement Age shall mean:

      (X) Age [65] (not to exceed 65).

      ( )   Age [....] (not to exceed 65), or the [....] (not to exceed the 5th)
            anniversary of the date the Participant commenced participation in the Plan, if later.


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X.    EARLY RETIREMENT AGE

      Early Retirement Age shall mean:

      ( )   There shall be no early retirement provision in this Plan.

      (X)   Age [55].

      ( )   Age [....] and [....] Years of Service.



XI.   EMPLOYER AND EMPLOYEE CONTRIBUTIONS

      A.    Types and allocation of Contributions

            1.    Employer Discretionary Contributions

                  ( )   Not permitted.

                  (X)   Permitted.

                        (X) An amount fixed by appropriate action of the Employer.

                        ( )   [....]% of Compensation of Participants for the
                              Plan Year (not to exceed 15%).

                        ( )   [....]% of Compensation of Participants for the
                              Plan Year, plus an additional amount fixed by appropriate action of the Employer (in total not to exceed 15%).

                  Employer Discretionary Contributions ( ) shall; (X) shall not be integrated with Social Security.

                       If integrated with Social Security:

                        a.    ( )   The Permitted Disparity Percentage shall be
                                    [....]%.


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

                        b.    ( )   The Permitted Disparity Percentage shall be
                                    determined annually by appropriate action of the Employer.

                        c.    ( )   The Integration Level shall be:

                                    ( )   the Taxable Wage Base.

                                    ( )   $ _______ (a dollar amount less than
                                          the Taxable Wage Base).

                                    ( )   ____% (not to exceed 100% of the
                                          Taxable Wage Base).

                        Note: The Permitted Disparity Percentage cannot exceed
                              the lesser of: (i) the base contribution, or (ii) the greater of 5.7% or the tax rate under Section 3111(a) of the Code attributable to the old age insurance portion of the Old Age, Survivors and Disability Income provisions of the Social Security Act (as in effect on the first day of the Plan Year). If the Integration Level selected above is other than the Taxable Wage Base ("TWB"), the 5.7% factor in the preceding sentence must be replaced by the applicable percentage determined from the following table.

                              IF THE INTEGRATION LEVEL IS:
                                                              THE APPLICABLE
                              MORE THAN   BUT NOT MORE THAN   FACTOR IS
                              ---------   -----------------   -----------

                              $0                 X*             5.7%
                              X*            80% of TWB          4.3%
                              80% of TWB         Y**            5.4%

                              *X = the greater of $10,000 or 20% of TWB

                              **Y = any amount more than 80% of TWB, but less than 100% of TWB


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            Allocation of Employer Discretionary Contributions.

                  In order to share in the allocation of Employer Discretionary Contributions (and forfeitures, if forfeitures are reallocated to Participants) an Active Participant:

                  ( )   Need not be employed on the last day of the Plan Year.

                  (X) Must be employed on the last day of the Plan Year, unless the Participant terminates employment on account of:

                        (X)   Death.

                        (X)   Disability.

                        ( )   Attainment of Early Retirement Age.

                        (X)   Attainment of Normal Retirement Age.

                        ( ) Employer approved leave of absence.

                  (X) Must have ( ) 501 Hours of Service; (X) [1000] Hours of Service (cannot exceed 1,000). (Note: Not applicable if elapsed time method of crediting service is elected.

            2.    Elective Deferrals

                  ( )   Not permitted.

                  (X)   Permitted.

                  A Participant may elect to have his or her Compensation reduced by:

                  (X) An amount not in excess of [17]% of Compensation [cannot] exceed the dollar limitation of Section 402(g) of the Code for the calendar year].

                  ( )   An amount not in excess of $[....] of Compensation
                        [cannot exceed the dollar limitation of Section 402(g)] of the Code for the calendar year].

                  ( )   An amount not to exceed the dollar limitation of
                        Section 402(g) of the Code for the calendar year.

                  ( ) An amount not in excess of (Note: The percent for the Highly Compensated Employee cannot exceed the percent for the Non-Highly Compensated Employee):

                              ____% of Compensation [cannot exceed the dollar] limitation of Section 402(g) of the Code for the calendar year] for each Highly Compensated Employee; and

                              ____% of Compensation [cannot exceed the dollar] limitation of Section 402(g) of the Code for the calendar year] for each Non-Highly Compensated Employee.

                  A Participant may elect to commence Elective Deferrals the next pay period following: [ANY ENTRY DATE] (enter date or period -- at least once each calendar year).

                  A Participant may modify the amount of Elective Deferrals as of [THE FIRST PAYROLL PERIOD FOLLOWING ANY ENTRY DATE.] (enter date or period -- at least once each calendar year).

                  A Participant ( ) may; (X) may not base Elective Deferrals on cash bonuses that, at the Participant's election, may be contributed to the CODA or received by the Participant in cash. Such election shall be effective as of the next pay period following [....] or as soon as administratively
                  feasible thereafter.

                  Participants who claim Excess Elective Deferrals for the preceding calendar year must submit their claims in writing to the plan administrator by [MARCH 1] (enter date between March 1 and April 15).



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

                  A Participant ( ) may; (X) may not elect to recharacterize Excess Contributions as Thrift Contributions. (Note:
                  Available only if Thrift Contributions are permitted.)

                  Participants who elect to recharacterize Excess Contributions for the preceding Plan Year as Thrift Contributions must submit their elections in writing to the Committee by [....]
                  (enter date no later than 2 1/2 months after close of Plan
                  Year).

            3.    Thrift Contributions

                  (X)   Not permitted.

                  ( )   Permitted.

                        Participants shall be permitted to make Thrift
                        Contributions from [....]% (not less than 1) to [....]%
                        (not more than 10) of their total aggregate
                        Compensation.

                        A Participant may elect to commence Thrift Contributions
                        the next pay period following [....] (enter date or
                        period--at least once each calendar year).

                        The Change Date for a Participant to modify the amount
                        of Thrift Contributions shall be as of [....] (enter
                        date or period -- at least once each calendar year).

            4. Elective Deferrals and Thrift Contributions, combined ("Combined Contributions")

                  (X)   Not Permitted.

                  ( )   Permitted.

                        A Participant may elect to make Combined Contributions
                        which do not exceed [....]% of Compensation.  (Note:
                        Elective Deferrals can not exceed the dollar limitation of Section 402(g) of the Code for the calendar year).

                        A Participant may elect to commence contributions the next pay period following: (enter date or period -- at least once each calendar year).

                        A Participant may modify his amount of Combined
                        Contributions as of [....] (enter date or period -- at
                        least once each calendar year).

                        A Participant ( ) may; ( ) may not base Elective Deferrals on cash bonuses that, at the Participant's election, may be contributed to the CODA or received by the Participant in cash. Such election shall be effective as of the next pay period following [....] or
                        as soon as administratively feasible thereafter.

                        Participants who claim Excess Elective Deferrals for the preceding calendar year must submit their claims in writing to the plan administrator by [....] (enter date
                        between March 1 and April 15).

                        A Participant ( ) may; ( ) may not elect to recharacterize Excess Contributions as Thrift Contributions.

                        Participants who elect to recharacterize Excess Contributions for the preceding Plan Year as Thrift Contributions must submit their elections in writing to the Committee by [....] (enter date no later than 2 1/2
                        months after close of the Plan Year).

            5.    Matching Contributions

                  ( )   Not permitted.

                  (X)   Permitted.

                        (X) The Employer shall or may (in the event that the Matching Contribution amount is within the discretion of the Employer) make Matching Contributions to the Plan with respect to (any one or a combination of the following may be selected):

                              (X) Elective Deferrals.

                              ( )   Thrift Contributions.

                              ( )   Combined Contributions.

                        Such Matching Contributions will be made on behalf of:

                              (X)   All Participants who make such
                                    contribution(s).

                              ( )   All Participants who are Non-Highly
                                    Compensated Employees who make such
                                    contribution(s).

                        The amount of such Matching Contributions made on behalf of each such Participant shall be:

                        (i) Elective Deferrals (any one or a combination of the following may be selected) -

                              ( )   An amount or percentage fixed by
                                    appropriate action of the Employer.

                              (X) [50]% of the Elective Deferrals.

                              ( )   [....]% of the first [....]% of Compensation
                                    contributed as an Elective Deferral, plus

                                    [....]% of the next [....]% of Compensation
                                    contributed as an Elective Deferral, plus

                                    [....]% of the next [....]% of Compensation
                                    contributed as an Elective Deferral.

                              The Employer shall not match Elective Deferrals as
                              provided above in excess of $[....] or in excess
                              of [7.5]% of the Participant's Compensation.

                              The Employer shall not match Elective Deferrals made by the following class(es) of Employees:
                              [....]

                        (ii) Thrift Contributions (any one or a combination of the following may be selected)-

                              ( )   An amount or percentage fixed by
                                    appropriate action of the Employer.

                              ( )   $[....] for each dollar of Thrift
                                    Contributions.

                              ( )   [....]% of the Thrift Contributions.

                              ( )   [....]% of the first [....]% of Compensation
                                    contributed, plus [....]% of the next [...]%
                                    of Compensation contributed, plus [....]% of
                                    the remaining Compensation contributed.

                              The Employer shall not match Thrift Contributions
                              as provided above in excess of $[....] or in
                              excess of [....]% of the Participant's
                              Compensation.

                              The Employer shall not match Thrift Contributions made by the following class(es) of Employees:
                              [...]

                        (iii) Combined Contributions (any one or a combination
                              of the following may be selected).

                              ( ) An amount fixed by appropriate action of the Employer.

                              ( )   [....]% of Combined Contributions.

                              ( )   [....]% of Elective Deferrals, plus [....]%
                                    of Thrift contributions.

                              ( )   [....]% of the first [....]% of Compensation
                                    contributed, plus [....]% of the next [...]%
                                    of Compensation contributed, plus [....]% of
                                    the remaining Compensation contributed.

                        The Employer shall not match Combined Contributions as
                        provided above in excess of $[....] or in excess of
                        [....]% of the Participant's Compensation.

                        The Employer shall not match Combined Contributions made
                        by the following class(es) of Employees: [....]

                  Matching Contributions shall be made each:

                        (X)   Payroll period.

                        ( )   Month.

                        ( )   Quarter.

                        ( )   Plan Year.

                  Allocation of Matching Contributions --

                  In order to share in the allocation of Matching Contributions (and forfeitures, if forfeitures are reallocated to participants) a Participant:

                        ( ) Must be employed on the last day of the payroll period.

                        ( )   Must be employed on the last day of the Month.

                        ( )   Must be employed on the last day of the Quarter.

                        ( )   Must be employed on the last day of the Plan Year.

                        unless the Participant terminates employment on account of:

                              ( )   Death.

                              ( )   Disability.

                              ( )   Attainment of Early Retirement Age.

                              ( )   Attainment of Normal Retirement Age.

                              ( )   Employer approved leave of absence.

                        ( )   Must have ( ) 501 Hours of Service; ( ) [....]
                              Hours of Service (cannot exceed 1,000). Note: Not applicable if elapsed time method of crediting service is elected.

            6.    Qualified Matching Contributions

                        ( )   Not permitted.

                        (X)   Permitted.

                              (X) The Employer shall or may (in the event that the Qualified Matching Contribution amount is within the discretion of the Employer) make Qualified Matching Contributions.

                        Qualified Matching Contributions will be made on behalf of:

                        ( )   All Participants who make Elective Deferrals.

                        (X) All Participants who are Non-Highly Compensated Employees and who make Elective Deferrals.

                        The amount of such Qualified Matching Contributions made on behalf of each Participant shall be (any one or a combination of the following may be selected):

                        (X) An amount or percentage fixed by appropriate action by the Employer.

                        ( )   [....]% of the Elective Deferrals.

                  The Employer shall not match Elective Deferrals as provided above in excess of $[....] or in excess of [....]% of the
                  Participant's Compensation.

            7.    Qualified Nonelective Contributions

                  ( )   Not permitted.

                  (X) The Employer shall have the discretion to contribute Qualified Nonelective Contributions for any Plan Year in an amount to be determined each year by the Employer.

                        Qualified Nonelective Contributions will be made on behalf of (select as appropriate):

                        ( ) All Eligible Employees.

                        ( )   All Participants who make Elective Deferrals.

                        (X) All Participants who are Non-Highly Compensated Employees and who make Elective Deferrals.

                        ( ) All Participants who are Non-Highly Compensated Employees.

                        ( )   All Non-Key Employees.

      B.    Forfeitures (Do not complete if 100% immediate vesting is elected).

            Forfeitures of Employer Discretionary Contributions, Matching Contributions or Excess Aggregate Contributions shall be:

            ( )   Allocated to participants in the manner provided in Sections
                  4.2 and 4.7(d)(2) of the Plan.

            (X)   Used to reduce:

                  (X) any future Employer contributions.

                  ( )   Plan expenses.

      C.    Contributions Not Limited by Net Profits

            Indicate for each type of Employer contribution allowed under the Plan whether such contributions are to be limited to Net Profits of the Employer for the taxable year of the Employer ending with or within the Plan Year:

                  ( )   Yes   (X)   No    Employer Discretionary Contributions

                  ( )   Yes   (X)   No    Elective Deferrals

                  ( )   Yes   (X)   No    Qualified Nonelective Contributions

                  ( )   Yes   (X)   No    Matching Contributions

                  ( )   Yes   (X)   No    Qualified Matching Contributions.


XII.  DISTRIBUTIONS AND IN-SERVICE WITHDRAWALS

      A. Accounts shall be distributable upon a Participant's separation from service, death, or Total and Permanent Disability, and, in addition:

            (X) Termination of the Plan without establishment or maintenance of a successor plan.

            (X) The disposition to an entity that is not an Affiliated Employer of substantially all of the assets used by the Employer in a trade or business, but only if the Employer continues to maintain the Plan and only with respect to participants who continue employment with the acquiring corporation.

            ( )   Upon attainment of the Plan's Normal Retirement Age.

            (X) The disposition to an entity that is not an Affiliated Employer of the Employer's interest in a subsidiary, but only if the Employer continues to maintain the Plan and only with respect to Participants who continue employment with such subsidiary.

            ( ) Vested portion of Employer Discretionary Contributions on account of a Participant's financial hardship to the extent permitted by Section 4.9 of the Plan.

            ( ) Vested portion of Employer Matching Contributions on account of a Participant's financial hardship to the extent permitted by Section 4.9 of the Plan.

      B. In addition to A above, Elective Deferrals, Qualified Nonelective Contributions and Qualified Matching Contributions (as applicable) and income allocable to such amounts shall be distributable:

            (X)   Upon the Participant's attainment of age 59 1/2.

            (X) On account of a Participant's financial hardship, to the extent permitted by Section 4.9 of the Plan (Elective Deferrals Only).

      C. In-service withdrawals from a Participant's: (X) Employer Discretionary Contribution Account; (X) Matching Contribution Account; (X) Transfer Account, if any (X) shall; ( ) shall not be permitted upon the attainment of age 59 1/2. NOTWITHSTANDING SECTION 4.8(A) OF THE PLAN, A PARTICIPANT NEED NOT BE 100% VESTED AT THE TIME OF SUCH DISTRIBUTION, PROVIDED THAT SUCH WITHDRAWALS SHALL BE PERMITTED ONLY FROM THE VESTED PORTION OF THE PARTICIPANT'S ACCOUNTS.

IN ADDITION TO A, B AND C ABOVE, AND NOTWITHSTANDING SECTION 10.3 OF THE PLAN, THE PARTICIPANT'S ROLLOVER ACCOUNT SHALL BE DISTRIBUTABLE UPON THE PARTICIPANT'S ATTAINMENT OF AGE 59 1/2.

      D. Distribution of benefits upon separation of service, retirement or death of a Participant ( ) shall; (X) shall not be subject to the Automatic Annuity rules of Section 8.2 of the Plan.

      E. (Complete only if the Plan is not subject to the Automatic Annuity rules of Section 8.2.) Check the appropriate optional forms of benefit that shall be available under the Plan (if left blank, the provisions of Section 8.6(a) of this Plan shall apply):

                  [X] Single lump sum payment.

                  [ ] Installment payments pursuant to Section 8.6(a) of the Plan.

      F. The following optional forms of benefit shall be available in addition to the optional forms of benefit available under Section
            8.6 of the Plan (Note: If the Plan is not subject to the Automatic Annuity rules of Section 8.2 and the Participant is permitted to select an annuity as an optional form of benefit, then the Automatic Annuity rules of Section 8.2 shall apply to such participant):


            [Note: If the Plan is an amendment and restatement of an existing] Plan, optional forms of benefit protected under Section 411(d)(6) of the Code may not be eliminated, unless permitted by IRS Regulations Sections 1.401(a)-(4) and 1.411(d)-4].


XIII. VESTING SERVICE

      In order to be credited with a year of Service for vesting purposes, a Participant shall complete [1000] (not to exceed 1,000) Hours of Service. (Not applicable if elapsed time method of crediting service for vesting purposes is elected).

      Note: In the case of Employees in the Maritime Industry, for purposes of a year of Service, refer to Section 1.56 of the Plan.


XIV.  VESTING SERVICE - EXCLUSIONS

      All of an Employee's years of Service with the Employer shall be counted to determine the vested interest of such Employee except:

      ( ) Years of Service before age 18.

      ( ) Years of Service before the Employer maintained this Plan or a predecessor plan.

      ( ) Years of Service before the effective date of ERISA if such Service would have been disregarded under the Service Break rules of the prior plan in effect from time to time before such date. For this purpose, Service Break rules are rules which result in the loss of prior vesting or benefit accruals, or deny an Employee's eligibility to participate by reason of separation or failure to complete a required period of Service within a specified period of time.


XV.   VESTING SCHEDULES

      The vested interest of each Employee (who has an Hour of Service on or after January 1, 1989) in his Employer-derived account balance shall be determined on the basis of the following schedules:

      A.  Employer Discretionary Contributions.

            ( ) 100% immediately vested. [Note: Mandatory if more than 1] Eligibility Year of Service is required.]

            ( ) 100% immediately vested after [...] (not to exceed 5) years of Service.

            ( )   [....]% (not less than 20%) vested for each year of Service, beginning with the [....] (not more than the 3rd) year of
                  Service until 100% vested.

            (X) Other: 50% VESTED UPON THE COMPLETION OF 2 YEARS OF SERVICE AND 100% VESTED UPON THE COMPLETION OF 3 YEARS OF SERVICE (Must be at least as favorable as any one of the above 3 options).

                  AND

            ( ) Effective Date Vesting. Each Employee who is a Participant on the Effective Date shall be 100% immediately vested.


      B.    Matching Contributions.

            ( ) 100% immediately vested. [Note: Mandatory if more than 1] Eligibility Year of Service is required.]

            ( ) 100% immediately vested after [ ] (not to exceed 5) years of Service.

            ( )   [....]% (not less than 20%) vested for each year of Service, beginning with the [....] (not more than the 3rd) year of
                  Service until 100% vested.

            (X) Other: 50% VESTED UPON THE COMPLETION OF 2 YEARS OF SERVICE AND 100% VESTED UPON THE COMPLETION OF 3 YEARS OF SERVICE (Must be at least as favorable as any one of the above 3 options).

                  AND

            ( ) Effective Date Vesting. Each Employee who is a Participant on the Effective Date shall be 100% immediately vested.


      C.    Top Heavy Minimum Vesting Schedules.

            One of the following schedules will be used for years when the Plan is or is deemed to be Top-Heavy.

            ( )   100% immediately vested after [....] (not to exceed 3) years of Service.

            ( )   20% vested after 2 years of Service, plus [....]% vested (not less than 20%) for each additional year of Service until 100% vested.

            (X) Other: 50% VESTED UPON THE COMPLETION OF 2 YEARS OF SERVICE AND 100% VESTED UPON THE COMPLETION OF 3 YEARS OF SERVICE (Note: must be at least as favorable as either of the two schedules in this Section C).

            If the vesting schedule under the Plan shifts in or out of the Minimum Schedule above for any Plan Year because of the Plan's Top-Heavy status, such shift is an amendment to the vesting schedule and the election in Section 7.3 of the Plan applies.


XVI.  LIFE INSURANCE

      Life insurance ( ) shall; (X) shall not be a permissible investment.

XVII. LOANS

      Loans (X) shall; ( ) shall not be permitted.


XVIII.  TOP-HEAVY PROVISIONS

      A.  Top Heavy Status

            ( )   The provisions of Article XIII of the Plan shall always apply.

            (X) The provisions of Article XIII of the Plan shall only apply in Plan Years after 1983, during which the Plan is or becomes Top-Heavy.

      B.  Minimum Allocations

            If a Participant in this Plan who is a Non-Key Employee is covered under another qualified plan maintained by the Employer, the minimum Top Heavy allocation or benefit required under Section 416 of the Code shall be provided to such Non-key Employee under: N/A

                  ( )   this Plan.

                  ( ) the Employer's other qualified defined contribution plan.

                  ( )   the Employer's qualified defined benefit plan.

      C.  Determination of Present Value

            If the Employer maintains a defined benefit plan in addition to this Plan, and such plan fails to specify the interest rate an mortality table to be used for purposes of establishing present value to compute the Top-Heavy Ratio, then the following assumptions shall be used: N/A

                  Interest Rate: [....]%

                  Mortality Table: [....]

XIX.  LIMITATION ON ALLOCATIONS

            If the adopting Employer maintains or has ever maintained another qualified plan in which any Participant in this Plan is (or was) a Participant or could possibly become a Participant, the adopting Employer must complete this Section. The Employer must also complete this Section if it maintains a welfare benefit fund, as defined in
            Section 419(e) of the Code, or an individual medical account, as defined in Section 415(l)(2) of the Code, under which amounts are treated as Annual Additions with respect to any Participant in the Plan.

            (a) If the Participant is covered under another qualified defined contribution plan maintained by the Employer, other than a Master or Prototype Plan, Annual Additions for any Limitation Year shall be limited to comply with Section 415(c) of the
                  Code: N/A

                  ( ) in accordance with Sections 6.4(e) - (j) as though the other plan were a Master or Prototype Plan.

                  ( ) by freezing or reducing Annual Additions in the other qualified defined contribution plan.

                  ( )   other:

            (b) If a Participant is or has ever been a Participant in a qualified defined benefit plan maintained by the Employer, the "1.0" aggregate limitation of Section 415(e) of the Code shall be satisfied by: N/A

                  ( ) freezing or reducing the rate of benefit accrual under the qualified defined benefit plan.

                  ( ) freezing or reducing the Annual Additions under this Plan (or, if the Employer maintains more than one qualified defined contribution plan, as indicated in (a) above).

                  ( )   other: _____________________________

XX.   INVESTMENTS

      (X) Participants (X) shall; ( ) shall not be permitted to direct the investment of their Accounts in the investment options selected by the Employer or the Committee.

      ( ) Investment of participant Accounts shall be directed consistent with rules and procedures established by the Committee. Such rules shall be applied to all Participants in a uniform and nondiscriminatory basis.


XXI.  TRANSFERS

      Transfers pursuant to Section 10.3 of the Plan (X) shall; ( ) shall not be permitted.

      If permitted, indicate additional prior plan provisions, if applicable:
      [....].


XXII. ROLLOVERS

      Rollovers pursuant to Section 10.3 of the Plan (X) shall; ( ) shall not be permitted.


XXIII. EMPLOYER REPRESENTATIONS

      The Employer hereby represents that:

            a. It is aware of, and agrees to be bound by, the terms of the Plan.

            b. It understands that the Sponsor will not furnish legal or tax advice in connection with the adoption or operation of the Plan and has consulted legal and tax counsel to the extent necessary.

            c. The failure to properly fill out this Adoption Agreement may result in disqualification of the Plan.

XXIV. RELIANCE ON PLAN QUALIFICATION

      The adopting Employer may not rely on an opinion letter issued by the National Office of the Internal Revenue Service as evidence that the Plan is qualified under Section 401 of the Code. In order to obtain reliance with respect to plan qualification, the Employer must apply to the appropriate key district office of the Internal Revenue Service for a determination letter.


XXV.  PROTOTYPE PLAN DOCUMENTS

      This Adoption Agreement may be used only in conjunction with the Dreyfus Prototype Defined Contribution Plan, Basic Plan Document No. 01, and the Dreyfus Trust Agreement both as amended from time to time. In the event the Sponsor amends the Basic Plan Document or this Adoption Agreement or discontinues this type of plan, it will inform the Employer. The Sponsor, The Dreyfus Corporation, is available to answer questions regarding the intended meaning of any Plan provisions, adoption of the Plan and the effect of an Opinion Letter at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144 [(516) 338-3418].

      IN WITNESS WHEREOF, the Employer and the Trustee have executed this instrument the day 2nd of January, 2001. If applicable, the appropriate corporate seal has been affixed and attested to.



                                 BENCHMARK ELECTRONICS, INC.
                                                            -
                                 (Name of Business Entity)


                                 -----------------------------
                                 Signature(Sole Proprietors only)


                                 BY: Gayla J Delly, VP Finance
                                     -----------------------------------
                                 Name and Title (Corporations or Partnerships)

      ATTEST:

       Lenora Gurtan
      ---------------------------
      Secretary (Corporations only)


      SEAL:

                                    BOSTON SAFE DEPOSIT AND TRUST COMPANY
                                    (Name(s) of Trustee(s))

                                      /s/ John Geli
                                     ----------------------------
                                     Signature (Individual Trustee)


                                     ----------------------------
                                     Signature (Individual Trustee)


                                     BY: ----------------------------------
                                     Name and Title (Corporate Trustee only)